Supplement dated March 15, 2010 to Prospectus dated May 1, 2009 as supplemented October 27, 2009 for

Variable Universal Life III 1

Supplement dated March 15, 2010 to Prospectus dated May 1, 2009 for

VUL GuardSM 1

Variable Universal Life II 1

Variable Universal Life 2, 3

Variable Life Select 2, 4

Variable Life Plus 2, 5

Survivorship VUL GuardSM 1

Survivorship Variable Universal Life II 2, 3

Supplement dated March 15, 2010 to Prospectus dated May 1, 2005 as supplemented on January 30, 2006, February 28, 2006 and March 18, 2009 for

Survivorship Variable Universal Life 2, 3

Premiums

The following text is inserted as the last paragraph under the heading “Premium Limitations” in the Survivorship Variable Universal Life, Survivorship Variable Universal Life II, Survivorship VUL Guard and VUL Guard prospectuses only.

Certain policy changes (including but not limited to a change in face amount, a change in risk classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the division(s) and the guaranteed principal account in proportion to the non-loaned values in each.

Underlying Funds

The sub-adviser listed for the MML Equity Fund (Initial Class) is changed to Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc. in each of the above referenced prospectuses except Survivorship Variable Universal Life.

Policy Value

The following text replaces the second paragraph under the sub-heading “Grace Period” in the “Policy Termination and Reinstatement” section in the Survivorship Variable Universal Life, Survivorship Variable Universal Life II, Survivorship VUL Guard and VUL Guard prospectuses only.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

Policy Transactions

The following text replaces the fifth paragraph under the heading “Surrenders” in the Survivorship Variable Universal Life II, Survivorship VUL Guard and VUL Guard prospectuses only.

Subject to product and state availability, two endorsements to your variable life insurance policy may have been available at the time the policy was issued. We may have charged a one-time

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fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

Charges and Deductions

The following text replaces the second to last paragraph under the heading “Surrender Charges” in the Survivorship Variable Universal Life II, Survivorship VUL Guard and VUL Guard prospectuses only.

Subject to product and state availability, two endorsements to your variable life insurance policy may have been available at the time the policy was issued. We may have charged a one-time fee to add these endorsements to your policy. The first endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange his existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification. The second endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to surrender his policy in full.

Appendix C

Example VIII in Appendix C of the Survivorship VUL Guard prospectus is replaced with the following.

Example VIII Change from Option 3 to Option 4

For a change from option 3 to option 4, the face amount is changed by the difference between the premiums paid to date and the account value minus the unloaned portion of the GPA value as of the date of the change.

For example, if the policy has a face amount of $1,000,000, an account value of $70,000, a GPA value of $25,000, and premiums paid to date of $40,000, the death benefit under option 3 is equal to the face amount plus premiums paid to date, or $1,040,000. If you change from option 3 to option 4, the death benefit under option 4 is equal to the face amount plus the account value minus the unloaned portion of the GPA value as of the date of the change. Since the death benefit under the policy does not change as the result of a death benefit option change, the face amount will be decreased by the difference between the premiums paid to date and the account value minus the unloaned portion of the GPA value, to $995,000 under option 4, maintaining a death benefit of $1,040,000.

There are no other changes being made at this time. Please retain this supplement for future reference.

1 Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

2 This product is no longer available for sale.

3 Issued by MassMutual in California and New York and by C.M. Life Insurance Company in all other jurisdictions where available.

4 Issued by MassMutual in New York and Puerto Rico and by MML Bay State Life Insurance Company in all other jurisdictions.

5 Issued by MassMutual in New York and by MML Bay State Life Insurance Company in all other jurisdictions.

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